Ordinary Shares	12 Months Ended
Dec. 31, 2021
Ordinary Shares [Abstract]
Ordinary shares
11.	Ordinary shares

In June 2020, the Company changed its authorized capital to US$ 50,000 (500,000,000 ordinary shares), with par value of $0.0001 per share. The Company retroactively reflected this change in capital structure for all periods presented.

On October 1, 2020, the Company completed its IPO on the NASDAQ Global Market of 3,333,400 American Depositary Shares (“ADS”). Each ADS represents 5 ordinary shares. The offering was at a price of US$9.25 per ADS for a total offering size of approximately US$30.8 million. The net proceeds raised from the IPO amounted to approximately RMB 170.7 million (US$26.2 million) after deducting underwriting discounts and commissions and other offering expenses. The excesses of offering price over par value were recorded in additional paid-in capital.

As of December 31, 2020 and 2021, the Company had 66,667,000 ordinary shares (US$6,667) issued and outstanding.